UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 24, 2012

HELICOS BIOSCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33484	05-0587367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square Building 200 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

(617) 264-1800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01               Entry into a Material Definitive Agreement.

As previously disclosed, on November 16, 2010, Helicos BioSciences Corporation (the “Company”) entered into a Risk Premium Payment Agreement (the “Risk Premium Agreement”) with certain funds affiliated with Atlas Venture and Flagship Ventures (collectively, the “Lenders”).  On August 28, 2012, the Company and the Lenders entered into a letter agreement (the “Letter Agreement”) whereby the Lenders waived defaults arising from the Company’s failure to pay certain risk premium payments in connection with prior liquidity transactions in accordance with the Risk Premium Agreement, and agreed to defer payment thereof until ten (10) business days after receipt of a written notice from the Lenders demanding the payment of the such risk premium payments.  The Letter Agreement also amended the Risk Premium Agreement to provide that the Lenders may defer the payment future risk premium payments until such payment is demanded by the Lenders.  Any payments of risk premium that are deferred in accordance with the Letter Agreement and the Risk Premium Agreement, as amended by the Letter Agreement, will bear interest at an annual rate equal to ten percent (10%).

The foregoing description of the Letter Agreement is subject to, and qualified in its entirety by, reference to the Letter Agreement, a copy of which is included as Exhibit 10.1 to this report and is hereby incorporated by reference.

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2012, Noubar B. Afeyan resigned from his position on the Company’s board of directors and on August 27, 2012, Peter Barrett resigned from his position on the Company’s board of directors. Neither Dr. Afeyan’s nor Mr. Barrett’s decision to resign from the board of directors arose or resulted from any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Letter Agreement re: Risk Premium Agreement, dated August 28, 2012, by and among the Company and each of the Lenders identified therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELICOS BIOSCIENCES CORPORATION

	By:	/s/ Jeffrey R. Moore
Date: August 28, 2012	Name:	Jeffrey R. Moore
	Title:	Senior Vice President and
Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1	Letter Agreement re: Risk Premium Agreement, dated August 28, 2012, by and among the Company and each of the Lenders identified therein.